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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 16, 2002


                                RSA Security Inc.
               (Exact name of registrant as specified in charter)


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
       Delaware                                        000-25120                 04-2916506

(State or other juris-                                (Commission               (IRS Employer
diction of incorporation)                             File Number)            Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts                                      01730
(Address of principal executive offices)                                          (Zip Code)
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Registrant's telephone number, including area code:  (781) 515-5000


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

        On October 16, 2002, RSA Security Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2002. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         See the Exhibit Index attached to this Report.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2002                  RSA Security Inc.
                                        -----------------
                                        (Registrant)



                                        By: /s/Jeffrey D. Glidden
                                           ---------------------------------
                                           Jeffrey D. Glidden
                                           Senior Vice President, Finance and
                                           Operations, Chief Financial Officer
                                           and Treasurer


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                                  EXHIBIT INDEX

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Exhibit No.           Description
-----------           -----------

  99.1                Press release, dated October 16, 2002, announcing the financial results of RSA Security Inc. for the third quarter and nine months ended
                      September 30, 2002.
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